	RMB Mendon Financial Long/Short Fund
	Portfolio Holdings As of March 31, 2020 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 79.8%
	(percentage of net assets)
	BANKS 69.7%
	Bank of America Corp.	50,000	$1,061,500
	Business First Bancshares, Inc.	5,097	68,809
	Citizens Financial Group, Inc.	31,240	587,624
*	Equity Bancshares, Inc. - Class A	31,685	546,566
*	Esquire Financial Holdings, Inc.	15,184	228,519
	FB Financial Corp.	50,890	1,003,551
	First Horizon National Corp.	145,000	1,168,700
	JPMorgan Chase & Co.	12,000	1,080,360
*	Limestone Bancorp, Inc.	10,014	111,556
	Origin Bancorp, Inc.	70,065	1,418,816
	PNC Financial Services Group, Inc. (The)	12,500	1,196,500
*	Professional Holding Corp. - Class A	46,410	740,240
	Reliant Bancorp, Inc.	1,434	16,161
	South State Corp.	20,000	1,174,600
*	Spirit of Texas Bancshares, Inc.	154,543	1,597,975
	Synovus Financial Corp.	70,000	1,229,200
	US Bancorp	35,000	1,205,750
	Wells Fargo & Co.	40,000	1,148,000
			15,584,427
	DIVERSIFIED FINANCIALS 10.1%
	Bank of New York Mellon Corp. (The)	35,000	1,178,800
*	Oportun Financial Corp.	101,380	1,069,559
			2,248,359
	Total Common Stocks (Cost: $22,571,578)		17,832,786

	Warrants 0.3%
	(percentage of net assets)
	DIVERSIFIED FINANCIALS 0.3%
*	Far Point Acquisition Corp.	112,383	60,687
	Total Warrants (Cost: $140,606)		60,687

	Short-Term Investments 6.1%
	(percentage of net assets)
	MONEY MARKET FUNDS 6.1%
	First American Government Obligations Fund - Class X - 0.43% [a]	685,538	685,538
	First American Treasury Obligations Fund - Class X - 0.32% [a]	685,538	685,538
	Total Short-Term Investments (Cost: $1,371,076)		1,371,076

	Total Investments 86.2% (Cost: $24,083,260)		$19,264,549
	Cash and other assets, less liabilities 13.8%		3,088,131
	Net Assets 100.0%		$22,352,680

*	Indicates securities that do not produce income.
a	Rate quoted is seven-day yield at period end.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’
process may not be effective in preventing short-term NAV arbitrage trading.

At March 31, 2020	Level 1	Level 2	Level 3	Total
RMB Mendon Financial Long/Short Fund
Assets
Common Stock*	$17,832,786	$-	$-	$17,832,786
Warrants*	60,687	-	-	60,687
Short-Term Investments	1,371,076	-	-	1,371,076
Total Investments in Securities	$19,264,549	$-	$-	$19,264,549

*	Refer to the Fund's Portfolio Holdings for the breakdown of major categories